Exhibit 10.18

LIMITED WAIVER AGREEMENT

This Limited Waiver Agreement (this “Agreement”) is made effective as of the        day of December, 2008, by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (“MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”), FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”) and RICHARD’S MANUFACTURING COMPANY, an Oklahoma corporation (“RMC”) (Poindexter, Morgan LLC, TAG LLC, MIC LLC, MO LLC, EFP LLC, Federal Coach and RMC each a “Borrower” and are collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, BANK OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank National Association, for itself, as a Lender, and as Agent for the Lenders, and all other Lenders that are now or hereafter parties to the Loan Agreement (as hereinafter defined).

PRELIMINARY STATEMENT

A.            Loan Parties, Agent and Lenders executed a certain Loan and Security Agreement dated March 15, 2004 (as the same now existing or as hereafter amended, restated, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.            Borrowers have requested that the Agent and Lenders waive certain provisions of the Loan Agreement, and the Agent and Lender have agreed to such waivers upon the terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.               Definitions.  Unless otherwise defined or amended in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Loan Agreement.

Section 2.               Limited Waiver.  At all times during the period commencing on the date hereof and ending on and including April 1st, 2009 (the “Waiver Period”), the Agent and Lenders hereby agree to waive Sections 13(b)(vi) and 13(e) of the Loan Agreement solely to the extent necessary to permit Poindexter to repurchase the Senior Notes in one or more transactions or series of related transactions during the Waiver Period  (each such transaction or series of related transactions is herein referred as a “Repurchase of Senior Notes” and collectively as the “Repurchases of Senior Notes”) so long as (i) no Default or Event of Default exists immediately prior to or at the time of or would result after giving effect to any Repurchase of Senior Notes, (ii) the aggregate amount paid for any such Repurchase of Senior Notes does not exceed 60% of the face amount of all of the Senior Notes repurchased in such Repurchase of Senior Notes, (iii) the aggregate amount of proceeds of Loans used to fund all such Repurchases of Senior Notes does not exceed $10,000,000 and (iv) promptly following each such Repurchase of Senior Notes, Borrowers deliver to the Agent notice (which may be delivered by e-mail or fax), setting forth (1) the amount paid for such Repurchase of Senior Notes and the aggregate amount paid for all Repurchases of Notes since the commencement of the Waiver Period, (ii) the face amount of the Senior Notes that are repurchased in such Repurchase of Senior Notes and the aggregate face amounts of all Senior Notes repurchased since the commencement of the Waiver Period and (iii) the amount of proceeds of Loans (if any) used to fund such Repurchase of Senior Notes and the aggregate amount of proceeds of Loans (if any) used to fund all Repurchases of Senior Notes since the commencement of the Waiver Period.

Section 3.               Effectiveness.  The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent:

(a)           This Agreement shall have been duly executed and delivered by the Borrowers, Loan Parties, Agent and the Requisite Lenders;

(b)           The Borrowers shall have paid, in immediately available funds, to the Agent for the account of the Lenders a fully earned and non-refundable amendment fee in the amount of $25,000 (and each Borrower hereby authorizes Agent to charge Borrowers’ accounts in the amount of such amendment fee); and

(c)           the representations and warranties contained herein shall be true and correct in all respects.

Section 4.               Representations and Warranties.  In order to induce Agent and each Lender to enter into this Agreement, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Agreement, that:

(a)           all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct as of the date hereof after giving effect to this Agreement, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)           the execution, delivery and performance by Loan Parties of this Agreement has been duly authorized by all necessary corporate action required on their part and this Agreement, and the Loan Agreement is the legal, valid and binding obligation of Loan Parties enforceable against Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Agreement by Loan Parties, the performance by Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or formation, bylaws or operating agreement or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other

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instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)           no Default or Event of Default has occurred and is continuing.

Section 5.               Reference to and Effect Upon the Loan Agreement.

(a)           Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b)           the waivers set forth herein are effective solely during the Waiver Period and solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein.  Upon the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby.  This Agreement shall be construed in connection with and as part of the Loan Agreement.  Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

Section 6.               Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Section 7.               Miscellaneous.

(a)           Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purposes.

(b)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Limited Waiver Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWERS:

J.B. POINDEXTER & CO., INC.

By:
Name:
Title:

MORGAN TRUCK BODY, LLC

By:
Name:
Title:

TRUCK ACCESSORIES GROUP, LLC

By:
Name:
Title:

MIC GROUP, LLC

By:
Name:
Title:

MORGAN OLSON, LLC

By:
Name:
Title:

EFP, LLC

By:
Name:
Title:

FEDERAL COACH, LLC

By:
Name:
Title:

RICHARD’S MANUFACTURING COMPANY

By:
Name:
Title:

AGENT AND LENDER:

BANK OF AMERICA, N.A., as successor by merger
to LaSalle Bank National Association, as Agent and Lender

By:
Name:
Title:

The following Persons are signatories to this Consent and Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

LOWY GROUP, INC.

By:
Name:
Title:

RAIDER INDUSTRIES INC.

By:
Name:
Title:

SWK HOLDINGS, INC.

By:
Name:
Title:

UNIVERSAL BRIXIUS, LLC

By:
Name:
Title:

MORGAN TRAILER FINANCIAL CORPORATION

By:
Name:
Title:

MORGAN TRAILER FINANCIAL

MANAGEMENT, L.P.

By:	MORGAN TRUCK BODY, LLC,
its general partner

By:
Name:
Title:

COMMERCIAL BABCOCK INC.

By:
Name:
Title:

EAGLE SPECIALTY VEHICLES, LLC

By:
Name:
Title:

STATE WIDE ALUMINUM, INC.

By:
Name:
Title:

TARLTON SUPPLY CO.

By:
Name:
Title:

HANDLEY L.P.

By:	MIC GROUP, LLC,
its general partner

By:
Name:
Title:

S-4

MACHINE & MANUFACTURING I, INC.

By:
Name:
Title:

[Signature Page to Limited Consent and Omnibus Amendment]